UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2010

Banks.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-33074	59-3234205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Kearny Street, Suite 550

San Francisco, CA 94108

(Address of Principal Executive Offices, including Zip Code)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Entry into Asset Purchase Agreement

On December 20, 2010, Banks.com, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with TPN Holdings LLC (“TPN”) and its members (the “Seller Members” and collectively with TPN, the “Sellers”) pursuant to which the Company acquired from Seller substantially all of Seller’s assets used in its web-based tax extension filing services business, including the e-commerce website FileLater.com and a portfolio of approximately 80 additional tax extension related internet domains (the “Assets”). The transactions contemplated by the Asset Purchase Agreement are collectively referred to in this report as the “Asset Purchase.” As consideration for the Assets, the Company paid TPN $175,000.00 at the closing of the Asset Purchase and will pay an additional $50,000.00 on the six month anniversary of the closing of the Asset Purchase, and will assume all liabilities relating to the Assets arising with respect to the period commencing after the closing.

Each of the parties to the Asset Purchase Agreement has made customary representations, warranties and covenants in the Asset Purchase Agreement. Certain of the Seller Members entered into noncompetition agreements with the Company (the “Noncompetition Agreements”), pursuant to which they agreed not to compete with the Company’s web-based tax extension filing services business, subject to certain exceptions, for a period of two years following the closing of the Asset Purchase. The Company and TPN each agreed to indemnify the other for certain losses arising out of breaches of representations and warranties, covenants and other specified matters.

The above summary is qualified in its entirety by reference to the Asset Purchase Agreement and the Noncompetition Agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Entry into Promissory Note

Effective as of December 21, 2010, the Company issued an unsecured promissory note in the amount of $100,000.00 (the “Note”) pursuant to which the Company’s Chief Executive Officer, Daniel M. O’Donnell, and his wife, Kimberly L. O’Donnell loaned such amount to the Company. The Note bears interest commencing December 1, 2010, at the following rates: 20.00% per annum during the first six month period (December 2010 – May 2011); 15.00% per annum during the second six month period (June – November 2011); and 17.50% per annum during the third six month period (December 2011 – May 2012).

Commencing December 31, 2010 and ending May 31, 2011, the Company shall make monthly payments of approximately $1,667.00, consisting solely of accrued interest on the outstanding principal amount of the Note. On May 31, 2011, a principal payment of $25,000.00 is due and payable on the Note. During the period commencing June 1, 2011 and ending May 31, 2012, the Company shall make monthly principal payments averaging approximately $4167.00 plus accrued interest on the outstanding principal amount of the Note. On May 31, 2012, the remaining unpaid principal balance of the Note shall be due and payable. The Note is unsecured and subordinated to all of the Company’s existing and future indebtedness to Silicon Valley Bank.

The Note, and the transactions contemplated thereby, have been approved by the board of directors of the Company (with Daniel O’Donnell abstaining from such board decision), upon the unanimous recommendation of the Audit Committee of the Company’s board of directors consisting exclusively of independent directors of the Company.

The above summary is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.3, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Note under the subheading “Entry into Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Note was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws, as the offering was not a public offering.

Item 9.01	Financial Statements and Exhibits

D.	Exhibits:

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company, its subsidiaries or other parties to the agreements. These agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banks.com, Inc.

Date: December 23, 2010	By:	/S/ DANIEL M. O’DONNELL
	Name:	Daniel M. O’Donnell
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated December 20, 2010, among the Company, TPN Holdings LLC, and the members of TPN Holdings.

10.2	Form of Noncompetition and Nonsolicitation Agreement, dated December 20, 2010, between the Company and each of Ryan Thompson, Mark Faggiano and Sebastian Ailioaie.

10.3	Promissory Note of the Company, effective as of December 21, 2010, issued in favor of Daniel M. O’Donnell and Kimberly O’Donnell.